SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

WELLS FARGO BANK, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A National Banking Association	94-1347393
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

101 North Phillips Avenue Sioux Falls, South Dakota	57104
(Address of principal executive offices)	(Zip code)

Wells Fargo & Company

Law Department, Trust Section

MAC N9305-175

Sixth Street and Marquette Avenue, 17th Floor

Minneapolis, Minnesota 55479

(612) 667-4608

(Name, address and telephone number of agent for service)

OSI RESTAURANT PARTNERS, LLC1

OSI CO-ISSUER, INC.

(Exact name of obligor as specified in its charter)

Delaware	59-3061413
Delaware	20-8941232
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2202 N. West Shore Blvd., 5th Floor, Tampa, Florida 33607

(Address of principal executive offices)

10% Senior Notes due 2015

(Title of the indenture securities)

[1]	See Table 1—List of additional obligors

Table 1

Guarantor (1)	Jurisdiction of Incorporation	Federal EIN
A La Carte Event Pavilion, Ltd.	FL	59-3659025
Carrabba’s Designated Partner, LLC	DE	20-8475204
Carrabba’s Italian Grill, LLC	FL	59-3295193
Carrabba’s Italian Market, LLC	FL	26-0388687
Carrabba’s Kansas Designated Partner, LLC	DE	20-8719120
Carrabba’s Kansas, Inc.	KS	03-0460308
Carrabba’s Midwest Designated Partner, LLC	DE	20-8718725
Carrabba’s Midwest, Inc.	KS	59-3591788
Carrabba’s of Baton Rouge, LLC	FL	20-1579298
Carrabba’s of Bowie, LLC	MD	55-0800809
Carrabba’s Shreveport, LLC	FL	20-2152029
Carrabba’s/Arizona-I, Limited Partnership	FL	59-3391044
Carrabba’s/Birchwood, Limited Partnership	FL	51-0467086
Carrabba’s/Bobby Pasta, Limited Partnership	FL	20-2035579
Carrabba’s/Broken Arrow, Limited Partnership	FL	20-3029408
Carrabba’s/Canton, Limited Partnership	FL	59-3668459
Carrabba’s/Carolina-I, Limited Partnership	FL	59-3460180
Carrabba’s/Central Florida-I, Limited Partnership	FL	59-3386227
Carrabba’s/Chicago, Limited Partnership	FL	59-3694616
Carrabba’s/Colorado-I, Limited Partnership	FL	59-3329023
Carrabba’s/Crestview Hills, Limited Partnership	FL	20-0178000
Carrabba’s/Dallas-I, Limited Partnership	FL	59-3627865
Carrabba’s/DC-I, Limited Partnership	FL	59-3391932
Carrabba’s/First Coast, Limited Partnership	FL	59-3400608
Carrabba’s/Georgia-I, Limited Partnership	GA	59-3295191
Carrabba’s/Great Lakes-I, Limited Partnership	FL	59-3542931
Carrabba’s/Gulf Coast-I, Limited Partnership	FL	20-1096125
Carrabba’s/Heartland-I, Limited Partnership	FL	03-0460287
Carrabba’s/Kansas Two-I, Limited Partnership	KS	20-1472721
Carrabba’s/Kansas-I, Limited Partnership	KS	03-0460331
Carrabba’s/Mid Atlantic-I, Limited Partnership	FL	59-3375677
Carrabba’s/Mid East, Limited Partnership	FL	20-3029369
Carrabba’s/Midwest-I, Limited Partnership	KS	59-3604371
Carrabba’s/New England, Limited Partnership	FL	59-3682742
Carrabba’s/Ohio, Limited Partnership	FL	59-3694613
Carrabba’s/Outback, Limited Partnership	FL	76-0396236
Carrabba’s/Pensacola, Limited Partnership	FL	90-0076800
Carrabba’s/Second Coast, Limited Partnership	FL	51-0467092
Carrabba’s/South Florida-I, Limited Partnership	FL	59-3329152
Carrabba’s/South Texas-I, Limited Partnership	FL	13-4246830
Carrabba’s/Sun Coast, Limited Partnership	FL	59-3698007
Carrabba’s/Texas, Limited Partnership	FL	59-3309113
Carrabba’s/Tri State-I, Limited Partnership	FL	20-0178997
Carrabba’s/Tropical Coast, Limited Partnership	FL	20-1050979
Carrabba’s/Virginia, Limited Partnership	FL	20-3036416
Carrabba’s/West Florida-I, Limited Partnership	FL	59-3321512
Carrabba’s/Z Team Two-I, Limited Partnership	FL	20-1166520
Carrabba’s/Z Team-I, Limited Partnership	FL	20-0209195
Cheeseburger Designated Partner, LLC	DE	20-8475937
Cheeseburger in Paradise of Kansas, Inc.	KS	20-1528140
Cheeseburger in Paradise, LLC	DE	59-3671653
Cheeseburger Kansas Designated Partner, LLC	DE	20-8719005
Cheeseburger-Buckeye, Limited Partnership	FL	20-0174348

Cheeseburger-Downer’s Grove, Limited Partnership	FL	05-0556946
Cheeseburger-Illinois, Limited Partnership	FL	20-0269240
Cheeseburger-Kansas, Limited Partnership	KS	20-1528193
Cheeseburger-Maryland, Limited Partnership	FL	20-0270250
Cheeseburger-Michigan, Limited Partnership	FL	20-2327923
Cheeseburger-Nebraska, Limited Partnership	FL	20-0194502
Cheeseburger-Northern New Jersey, Limited Partnership	FL	20-0270498
Cheeseburger-Northern Virginia, Limited Partnership	FL	56-2359756
Cheeseburger-Ohio, Limited Partnership	FL	59-7216459
Cheeseburger-South Carolina, Limited Partnership	FL	20-0270482
Cheeseburger-South Eastern Pennsylvania, Limited Partnership	FL	54-2120144
Cheeseburger-South Florida, Limited Partnership	FL	20-1014107
Cheeseburger-Southern NY, Limited Partnership	FL	20-0577766
Cheeseburger-West Nyack, Limited Partnership	FL	56-2314742
Cheeseburger-Wisconsin, Limited Partnership	FL	14-1871562
CIGI Beverages of Texas, Inc.	TX	76-0644450
CIGI Holdings, Inc.	TX	54-2147428
Frederick Outback, Inc.	MD	52-1823949
Heartland Outback, Inc.	KS	59-3392967
Heartland Outback-I, Limited Partnership	KS	59-3392974
Heartland Outback-II, Limited Partnership	KS	59-3470135
OBTex Holdings, Inc.	TX	26-0463212
OS Asset, Inc.	FL	59-3602393
OS Capital, Inc.	DE	51-0393481
OS Developers, LLC	FL	59-3604617
OS Management, Inc.	FL	59-3602392
OS Mortgage Holdings, Inc.	DE	20-2863689
OS Realty, LLC	FL	59-3671409
OS Restaurant Services, Inc.	DE	59-3549811
OS Speedway, LLC	FL	59-3630628
OS Tropical, LLC	FL	59-3668622
OSF/CIGI of Evesham Partnership	FL	20-5132036
OSI Gift Card Services, LLC	FL	N/A
OSI International, LLC	FL	02-0591579
Outback & Carrabba’s of New Mexico, Inc.	NM	59-3390138
Outback Alabama, Inc.	AL	20-0742496
Outback Beverages of Texas, Inc.	TX	75-2446167
Outback Catering Company, Limited Partnership	FL	59-3472937
Outback Catering Company-II, Limited Partnership	FL	59-3543172
Outback Catering Designated Partner, LLC	DE	20-8719164
Outback Catering of Pittsburgh, Ltd.	FL	59-3654957
Outback Catering, Inc.	FL	59-3554516
Outback Designated Partner, LLC	DE	20-8457976
Outback International Designated Partner, LLC	DE	20-8718909
Outback Kansas Designated Partner, LLC	DE	20-8719081
Outback of Aspen Hill, Inc.	MD	26-1478958
Outback of Germantown, Inc.	MD	26-0714562
Outback of Waldorf, Inc.	MD	59-3314442
Outback Sports, LLC	DE	59-3514778
Outback Steakhouse International, L.P.	GA	59-3316101
Outback Steakhouse International, LLC	FL	59-3308620
Outback Steakhouse of Central Florida, Ltd.	FL	59-2969147
Outback Steakhouse of Central Florida-II, Ltd.	FL	59-3168113
Outback Steakhouse of Dallas-I, Ltd.	TX	59-7052644
Outback Steakhouse of Dallas-II, Ltd.	TX	59-3324626
Outback Steakhouse of Florida, LLC	FL	59-2848217
Outback Steakhouse of Houston-I, Ltd.	TX	59-3324630
Outback Steakhouse of Houston-II, Ltd.	TX	59-3324636
Outback Steakhouse of Indianapolis, Ltd.	FL	59-3017233

Outback Steakhouse of Kentucky, Ltd.	FL	59-3168119
Outback Steakhouse of North Georgia-I, L.P.	GA	58-2114683
Outback Steakhouse of North Georgia-II, L.P.	GA	59-3267888
Outback Steakhouse of South Carolina, Inc.	SC	59-3134609
Outback Steakhouse of South Florida, Ltd.	FL	59-3111207
Outback Steakhouse of South Georgia-I, L.P.	GA	58-2114732
Outback Steakhouse of South Georgia-II, L.P.	GA	59-3335767
Outback Steakhouse of Washington D.C., Ltd.	FL	65-0225014
Outback Steakhouse West Virginia, Inc.	WV	59-3350085
Outback Steakhouse-NYC, Ltd.	FL	42-1577138
Outback/Alabama-I, Limited Partnership	FL	59-3333075
Outback/Alabama-II, Limited Partnership	FL	59-3772370
Outback/Bayou-I, Limited Partnership	FL	58-2114699
Outback/Bayou-II, Limited Partnership	FL	59-3270373
Outback/Billings, Limited Partnership	FL	20-3671099
Outback/Bluegrass-I, Limited Partnership	FL	59-3333076
Outback/Bluegrass-II, Limited Partnership	FL	59-3346424
Outback/Buckeye-I, Limited Partnership	FL	59-3333080
Outback/Buckeye-II, Limited Partnership	FL	59-3346428
Outback/Carrabba’s Partnership	FL	59-3381148
Outback/Central Mass, Limited Partnership	FL	20-4952902
Outback/Charlotte-I, Limited Partnership	FL	65-0201445
Outback/Chicago-I, Limited Partnership	FL	59-3167848
Outback/Cleveland-I, Limited Partnership	FL	59-3177208
Outback/Cleveland-II, Limited Partnership	FL	59-3412031
Outback/DC, Limited Partnership	FL	20-3127799
Outback/Denver-I, Limited Partnership	FL	59-3248393
Outback/Detroit-I, Limited Partnership	FL	38-3046363
Outback/East Michigan, Limited Partnership	FL	20-3597673
Outback/Empire-I, Limited Partnership	FL	59-3270369
Outback/Hawaii-I, Limited Partnership	FL	59-3640519
Outback/Heartland-I, Limited Partnership	FL	59-3333079
Outback/Heartland-II, Limited Partnership	FL	59-3346422
Outback/Indianapolis-II, Limited Partnership	FL	59-3167850
Outback/Metropolis-I, Limited Partnership	FL	59-3262681
Outback/Mid Atlantic-I, Limited Partnership	FL	59-3134612
Outback/Midwest-I, Limited Partnership	FL	59-3333078
Outback/Midwest-II, Limited Partnership	FL	59-3346419
Outback/Missouri-I, Limited Partnership	FL	59-3333083
Outback/Missouri-II, Limited Partnership	FL	59-3346417
Outback/Nevada-I, Limited Partnership	FL	59-3224004
Outback/Nevada-II, Limited Partnership	FL	59-3359890
Outback/New England-I, Limited Partnership	FL	59-3596315
Outback/New England-II, Limited Partnership	FL	59-3596312
Outback/New York, Limited Partnership	FL	20-3629909
Outback/North Florida-I, Limited Partnership	FL	59-3248313
Outback/North Florida-II, Limited Partnership	FL	59-3320869
Outback/Phoenix-I, Limited Partnership	FL	59-3224005
Outback/Phoenix-II, Limited Partnership	FL	59-3392979
Outback/Shenandoah-I, Limited Partnership	FL	59-3333081
Outback/Shenandoah-II, Limited Partnership	FL	59-3346418
Outback/South Florida-II, Limited Partnership	FL	59-3258845
Outback/Southwest Georgia, Limited Partnership	FL	20-3044402
Outback/Stone-II, Limited Partnership	FL	59-3143049
Outback/Utah-I, Limited Partnership	FL	59-3333072
Outback/Virginia, Limited Partnership	FL	20-3860075
Outback/West Florida-I, Limited Partnership	FL	59-3111202
Outback/West Florida-II, Limited Partnership	FL	65-0507336
Outback/West Penn, Limited Partnership	FL	20-3025197
Private Restaurant Master Lessee LLC	DE	20-8515350

(1)	The address for each additional guarantor is c/o OSI Restaurant Partners, LLC, 2202 N. West Shore Blvd., 5th Floor, Tampa, Florida 33607

Item 1. General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency
Treasury Department
Washington, D.C.

Federal Deposit Insurance Corporation
Washington, D.C.

Federal Reserve Bank of San Francisco
San Francisco, California 94120

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

Exhibit 1.	A copy of the Articles of Association of the trustee now in effect.*

Exhibit 2.	A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

Exhibit 3.	See Exhibit 2

Exhibit 4.	Copy of By-laws of the trustee as now in effect.***

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form S-4 dated December 30, 2005 of Hornbeck Offshore Services LLC file number 333-130784-06.

**	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

***	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 25.1 to the Form S-4 dated May 26, 2005 of Penn National Gaming, Inc. file number 333-125274.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Middletown and State of Connecticut on the 9th day of May 2008.

WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Joseph P. O’Donnell
Joseph P. O’Donnell Vice President

Exhibit 6

May 9, 2008

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours, WELLS FARGO BANK, NATIONAL ASSOCIATION

/s/ Joseph P. O’Donnell
Joseph P. O’Donnell Vice President

Exhibit 7

Consolidated Report of Condition of

Wells Fargo Bank National Association

of 101 North Phillips Avenue, Sioux Falls, SD 57104

And Foreign and Domestic Subsidiaries,

at the close of business December 31, 2007, filed in accordance with 12 U.S.C. §161 for National Banks.

		Dollar Amounts In Millions
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin		$14,641
Interest-bearing balances		1,062
Securities:
Held-to-maturity securities		0
Available-for-sale securities		62,907
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices		19,757
Securities purchased under agreements to resell		734
Loans and lease financing receivables:
Loans and leases held for sale		16,660
Loans and leases, net of unearned income	290,643
LESS: Allowance for loan and lease losses	3,625
Loans and leases, net of unearned income and allowance		287,018
Trading Assets		6,244
Premises and fixed assets (including capitalized leases)		4,282
Other real estate owned		946
Investments in unconsolidated subsidiaries and associated companies		458
Intangible assets
Goodwill		9,730
Other intangible assets		17,916
Other assets		25,506

Total assets		$467,861

LIABILITIES
Deposits:
In domestic offices		$273,931
Noninterest-bearing	71,910
Interest-bearing	202,021
In foreign offices, Edge and Agreement subsidiaries, and IBFs		69,787
Noninterest-bearing	9
Interest-bearing	69,778
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices		14,049
Securities sold under agreements to repurchase		7,248

Dollar Amounts In Millions
Trading liabilities	3,821
Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases)	30,268
Subordinated notes and debentures	10,877
Other liabilities	16,108

Total liabilities	$426,089

Minority interest in consolidated subsidiaries	57

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	520
Surplus (exclude all surplus related to preferred stock)	25,877
Retained earnings	14,425
Accumulated other comprehensive income	893
Other equity capital components	0

Total equity capital	41,715

Total liabilities, minority interest, and equity capital	$467,861

I, Howard I. Atkins, EVP & CFO of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

Howard I. Atkins

EVP & CFO

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Michael Loughlin

John Stumpf                         Directors

Carrie Tolstedt